SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

November 21, 2002

Date of report (Date of earliest event reported)

ON Semiconductor Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-30419	36-3840979

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification Number)

ON Semiconductor Corporation
5005 E. McDowell Road
Phoenix, Arizona		85008

(Address of principal executive offices)		(Zip Code)

602-244-6321

(Registrant’s telephone number, including area code)

Item 5. Other Events and Required FD Disclosure.

Attached to this Current Report as Exhibit 99 is a copy of a press release for ON Semiconductor Corporation dated November 21, 2002 titled “ON Semiconductor Elects Tech-Finance Veteran to Board of Directors.”

Item 7. Financial Statements, Pro Forma
             Financial Information and Exhibits.

(a)	Financial Statements of Businesses Acquired Not applicable.

(b)	Pro Forma Financial Information Not applicable.

(c)	Exhibits

Exhibit Number	Description

99	Press release for ON Semiconductor Corporation dated November 21, 2002 titled “ON Semiconductor Elects Tech-Finance Veteran to Board of Directors.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ON SEMICONDUCTOR CORPORATION
(Registrant)

Date: November 21, 2002
	By:	/S/ G. SONNY CAVE

G. Sonny Cave
Vice President, Secretary and
General Counsel

EXHIBIT INDEX

Exhibit Number	Description

99	Press release for ON Semiconductor Corporation dated November 21, 2002 titled “ON Semiconductor Elects Tech-Finance Veteran to Board of Directors.”

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